                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported) February 17, 1999

                              DUCOMMUN INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       1-08174                     95-0693330
----------------------------          ------------             -------------------
(State or Other Jurisdiction          (Commission                (IRS Employer
       of Incorporation)              File Number)             Identification No.)


       111 West Ocean Boulevard, Suite 900, Long Beach, California  90802
       ------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (310)513-7200

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7

                     This Report is filed pursuant to Item 5 of Form 8-K to report the adoption of a stockholder rights plan by Ducommun Incorporated ("Ducommun"). Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto (except as otherwise indicated):

                     Exhibits
                     --------
                     4.1. Summary of the Rights issued pursuant to the Rights Agreement.

                     4.2. Form of Rights Agreement, dated as of February 17, 1999, between Ducommun and Harris Trust Company of California, as Rights Agent.

                     99.1. Ducommun's Press Release dated February 18, 1999, announcing the adoption of a stockholder rights plan.

                     99.2. Form of Letter to Stockholders regarding the adoption of a stockholder rights plan and transmitting a summary of the rights.


                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 1999                 DUCOMMUN INCORPORATED


                                        By: /s/ JOSEPH C. BERENATO
                                           -------------------------------------
                                        Name: Joseph C. Berenato
                                        Its:  President and Chief Executive
                                              Officer (Duly Authorized Officer
                                              of the Registrant)

                                  EXHIBIT INDEX

Exhibit                                                                  Sequentially
Number             Description                                          Numbered Page*
-------            -----------                                          --------------
  4.1              Summary of the Rights issued pursuant to the
                   Rights Agreement

  4.2              Form of Rights Agreement, dated as of February 17,
                   1999, between Ducommun and Harris Trust Company of California, as Rights Agent

 99.1              Ducommun's Press Release dated
                   February 18, 1999 announcing the
                   adoption of a stockholder rights plan

 99.2 Form of Letter to Stockholders regarding the adoption of a stockholder rights plan and transmitting a summary of the rights

--------

*Contained only in manually executed version